UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2016

ARQULE, INC.

(Exact Name of Issuer as Specified in Charter)

Delaware	000-21429	04-3221586

(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

One Wall Street

Burlington, MA

(Address of principal executive offices)

01803

 (Zip code)

(781) 994-0300

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5—Corporate Governance and Management

Item 5.07.   Submission of Matters to a Vote of Security Holders.

On May 24, 2016, at the 2016 Annual Meeting of Stockholders of ArQule, Inc. (the “Registrant”) the Registrant’s stockholders voted:

1.	To elect Susan L. Kelley, M.D. and Michael D. Loberg, Ph.D. as directors to hold office for a term of three years and until their respective successors are elected and qualified;

2.	To ratify the selection of PricewaterhouseCoopers LLP, an independent registered public accounting firm, to audit the Registrant’s financial statements for the year ending December 31, 2016; and

3.	To approve, by non-binding vote, the compensation of the Registrant’s named executive officers.

The voting results are set forth in Exhibit 99.1 to this report and incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

99.1 Report of Matters Voted Upon by Stockholders

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARQULE, INC.
(Registrant)

/s/ Peter S. Lawrence
Peter S. Lawrence
President and Chief Operating Officer

May 26, 2016